Exhibit 21.1

List of Subsidiaries of Chambers Street Properties

Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification
CSP Operating Partnership, LP	DE	CA, VA, FL, NJ, SC
RT UK TRS, LLC	DE	—
RT UK Holdings, LLC	DE	—
RT UK, LLC	DE	—
Hulfish Jersey Holdings, Ltd.	Jersey	—
RT Albion Mills, Ltd.	Jersey	—
RT Coventry, Ltd.	Jersey	—
RT Peterborough, Ltd.	Jersey	—
RT Thames Valley Ltd.	Jersey	—
Duke/Hulfish, LLC	DE	—
Hulfish Devco, LLC	DE
Hulfish Devco East, LLC	DE
Hulfish Devco North, LLC	DE
Hulfish Devco South, LLC	DE
Hulfish Devco West, LLC	DE
Hulfish Lendco, LLC.	DE	NJ
Hulfish Managers, LLC	DE	—
Hulfish Operations, LLC	DE	CA, FL, NJ
Chambers Street Acquisitions, LLC	DE
RT Afton Ridge, LLC	DE	—
RT Avion, LLC	DE	VA
RT Atwater Holding II, LLC	DE
RT Atwater Holding, LLC	DE	PA
RT Atwater GP, LLC	DE	PA
RT Atwater, L.P.	DE	PA
RT Aurora Commerce C, LLC	DE	CO
RT Bellingham, LLC	DE	MA
RT Blackstock Annex, LLC	DE	SC
RT Blackstock Complex, LLC	DE	SC
RT Bolingbrook, LLC	DE	IL
RT Burlington, LLC	DE	MA
RT Cherokee Park Building, LLC	DE	SC
RT Crest Ridge, LLC	DE	MN
RT Deerfield, I LLC	DE	GA
RT Deerfield, II LLC	DE	GA
RT Diamond Lake, LLC	DE	MN
RT Diamond Lake II, LLC	DE	MN
RT Dralle Road, LLC	DE	IL
RT Dublin Properties, LLC	DE	CA
RT Enclave, LLC	DE	TX
RT Elkton, LLC	DE	FL
RT Ewing, LLC	DE	NJ
RT Fairforest Building 1, LLC	DE	SC
RT Fairforest Building 2, LLC	DE	SC
RT Fairforest Building 3, LLC	DE	SC
RT Fairforest Building 4, LLC	DE	SC
RT Fairforest Building 5, LLC	DE	SC
RT Fairforest Building 6, LLC	DE	SC
RT Fairforest Building 7, LLC	DE	SC
RT Fairforest Land, LLC	DE	SC
RT Gateway, LLC	DE	MD
RT Gateway II, LLC	DE	MD

Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification
RT Greenville/Spartanburg Park Building, LLC	DE	SC
RT Gold Spike Drive, LLC	DE	TX
RT Hebron, LLC	DE	KY
RT Highway 290 Building 1, LLC	DE	SC
RT Highway 290 Building 2, LLC	DE	SC
RT Highway 290 Building 5, LLC	DE	SC
RT Highway 290 Building 6, LLC	DE	SC
RT Highway 290 Building 7, LLC	DE	SC
RT HJ Park Building, LLC	DE	SC
RT Holdings One, LLC	DE	—
RT Holdings Two, LLC	DE	—
RT Holdings Three, LLC	DE	—
RT 70 Hudson Holdings, LLC	DE	NJ
RT 70 Hudson, LLC	DE	NJ
RT 70 Hudson Urban Renewal, LLC	NJ	—
RT 90 Hudson, LLC	DE	NJ
RT 90 Hudson Urban Renewal, LLC	NJ	—
RT Holdco, LLC	DE
RT Ingenuity, LLC	DE	FL
RT Jedburg Commerce Park, LLC	DE	SC
RT Kearny Mesa, LLC	DE	CA
RT Kimball Drive, LLC	DE	NJ
RT Kings Mountain I, LLC	DE	NC
RT Kings Mountain II, LLC	DE	NC
RT Kings Mountain III, LLC	DE	NC
RT Kings Mountain Land, LLC	DE	NC
RT Lakeside, LLC	DE	TX
RT Mid-Atlantic A, LLC	DE	MD
RT Midwest Commerce I, LLC	DE	KS
RT Millers Ferry Road, LLC	DE	TX
RT Montvale, LLC	DE	NJ
RT Mount Holly Building, LLC	DE	SC
RT North Rhett I, LLC	DE	SC
RT North Rhett II, LLC	DE	SC
RT North Rhett III, LLC	DE	SC
RT North Rhett IV, LLC	DE	SC
RT North Rhett Land, LLC	DE	SC
RT Orangeburg Park Building, LLC	DE	SC
RT Orchard Business Park 2, LLC	DE	SC
RT Pacific Blvd, LLC	DE	VA
RT Parkway, LLC	DE	IL
RT Princeton CE Holdings, LLC	DE	—
Goodman Princeton Holdings (LUX), S.À.R.L.	Luxembourg	—
RT Princeton UK Holdings, LLC	DE	—
Goodman Princeton Holdings (Jersey) Limited	Jersey	—
RT Sabal Pavilion, LLC	DE	FL
RT Sky Harbor, LLC	DE	AZ
RT Sorrento Mesa Properties, LLC	DE	CA
RT Summit Distribution Center, LLC	DE	UT
RT Taunton, LLC	DE	MA
RT Texas Industrial, LLC	DE	—
RT Texas Industrial, L.P.	DE	TX
RT Tolleson Commerce Park II, LLC	DE	AZ
RT Tri-Valley, LLC	DE	CA

Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification
RT Union Cross I, LLC	DE	NC
RT Union Cross II, LLC	DE	NC
RT West Point Jax, LLC	DE	FL
RT Woodcliff Lake Holdings, LLC	DE	—
RT Woodcliff Lake, LLC	NJ	—
DH Goodyear, LLC	DE	AZ
DP Landings Building II, LLC	DE	OH
RT McAuley Place, LLC	DE	OH
DP Norman Pointe I, LLC	DE	MN
DP Norman Pointe II, LLC	DE	MN
DH Orlando, LLC	DE	FL
DP Landings Building I, LLC	DE	OH
RT Easton III, LLC	DE	OH
RT Parkcenter Circle, LLC	DE	OH
RT Point West I, LLC	DE	TX
DH Katy, LLC	DE	TX
DH Northpoint III, LLC	DE	FL
DH Research Triangle, LLC	DE	NC
RT Miramar I, LLC	DE	FL
RT Miramar II, LLC	DE	FL